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                                                                  Exhibit 23 (b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in Registration Statements No. 333-78051 on Form S-3 and No. 333-69827, 033-65142, 033-62718 and 033-49704
on Form S-8 of Hickory Tech Corporation of our report dated January 30, 1998, appearing in this Annual Report on Form 10-K of Hickory Tech Corporation and its subsidiaries for the year ended December 31, 1997.


St. Paul, Minnesota                    OLSEN, THIELEN & CO., LTD
March 29, 2000

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